UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2013
Date of Report (Date of earliest event reported)

HANDENI GOLD INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

228 Regent Estate Dar es Salaam Republic of Tanzania (Address of principal executive offices)	N/A (Zip Code)

011-255-222-70-00-84
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on January 22, 2013, the Board of Directors of Handeni Gold Inc. (the "Company") accepted the resignations of John Gerson and Mohan Kaul as directors of the Company.

As a result, the Company's current executive officers and directors are as follows:
Name	Position
Reginald Mengi	Chairman of the Board and a director
Reyno Scheepers	President, Chief Executive Officer, Chief Operating Officer, and a director
William Lamarque	Vice Chairman of the Board and a director
Douglas Boateng	Director
Emmanuel Ole Naiko	Director
Gizman Abbas	Director
Melinda Hsu	Secretary, Treasurer and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HANDENI GOLD INC.
DATE: January 22, 2013	By: /s/ Reyno Scheepers Name: Reyno Scheepers Position: Chief Executive Officer

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